Exhibit 24

             DIRECTOR'S POWER OF ATTORNEY

     The undersigned Director of Advantage Learning
Systems, Inc., a Wisconsin corporation, hereby constitutes and designates each of Michael H. Baum and Timothy Sherlock, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-8 of Advantage Learning Systems, Inc. relating to the Advantage Learning Systems, Inc. Employee Stock
Purchase Plan, and any and all amendments (including post-effective amendments) and/or supplements to said
Form S-8, generally to do all such things in his name and behalf in his capacity as a director to enable
Advantage Leaning Systems, Inc. to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-8 and any and all amendments (including post-effective amendments) and/or supplements thereto.

     Dated this 26th day of May, 1998.


                                   /s/ Perry S. Akins
                                   ---------------------
                                   Perry S. Akins

             DIRECTOR'S POWER OF ATTORNEY

     The undersigned Director of Advantage Learning
Systems, Inc., a Wisconsin corporation, hereby constitutes and designates each of Michael H. Baum and Timothy Sherlock, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-8 of Advantage Learning Systems, Inc. relating to the Advantage Learning Systems, Inc. Employee Stock
Purchase Plan, and any and all amendments (including post-effective amendments) and/or supplements to said
Form S-8, generally to do all such things in his name and behalf in his capacity as a director to enable
Advantage Leaning Systems, Inc. to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-8 and any and all amendments (including post-effective amendments) and/or supplements thereto.

     Dated this 26th day of May, 1998.


                                   /s/ John H. Grunewald
                                   -----------------------
                                   John H. Grunewald

             DIRECTOR'S POWER OF ATTORNEY

     The undersigned Director of Advantage Learning
Systems, Inc., a Wisconsin corporation, hereby constitutes and designates each of Michael H. Baum and Timothy Sherlock, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-8 of Advantage Learning Systems, Inc. relating to the Advantage Learning Systems, Inc. Employee Stock
Purchase Plan, and any and all amendments (including post-effective amendments) and/or supplements to said
Form S-8, generally to do all such things in his name and behalf in his capacity as a director to enable
Advantage Leaning Systems, Inc. to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-8 and any and all amendments (including post-effective amendments) and/or supplements thereto.

     Dated this 26th day of May, 1998.


                                   /s/ John R. Hickey
                                   -----------------------
                                   John R. Hickey

             DIRECTOR'S POWER OF ATTORNEY

     The undersigned Director of Advantage Learning
Systems, Inc., a Wisconsin corporation, hereby constitutes and designates each of Michael H. Baum and Timothy Sherlock, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for her in her name, place and stead, in any and all capacities, the Registration Statement on Form S-8 of Advantage Learning Systems, Inc. relating to the Advantage Learning Systems, Inc. Employee Stock
Purchase Plan, and any and all amendments (including post-effective amendments) and/or supplements to said
Form S-8, generally to do all such things in her name and behalf in her capacity as a director to enable
Advantage Leaning Systems, Inc. to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission, hereby ratifying and confirming her signature as it may be signed by said attorney-in-fact to said Form S-8 and any and all amendments (including post-effective amendments) and/or supplements thereto.

     Dated this 26th day of May, 1998.


                                   /s/ Judith A. Paul
                                   ----------------------
                                   Judith A. Paul

             DIRECTOR'S POWER OF ATTORNEY

     The undersigned Director of Advantage Learning
Systems, Inc., a Wisconsin corporation, hereby constitutes and designates each of Michael H. Baum and Timothy Sherlock, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-8 of Advantage Learning Systems, Inc. relating to the Advantage Learning Systems, Inc. Employee Stock
Purchase Plan, and any and all amendments (including post-effective amendments) and/or supplements to said
Form S-8, generally to do all such things in his name and behalf in his capacity as a director to enable
Advantage Leaning Systems, Inc. to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-8 and any and all amendments (including post-effective amendments) and/or supplements thereto.

     Dated this 26th day of May, 1998.


                                   /s/ Terrance D. Paul
                                   ------------------------
                                   Terrance D. Paul

             DIRECTOR'S POWER OF ATTORNEY

     The undersigned Director of Advantage Learning
Systems, Inc., a Wisconsin corporation, hereby constitutes and designates each of Michael H. Baum and Timothy Sherlock, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-8 of Advantage Learning Systems, Inc. relating to the Advantage Learning Systems, Inc. Employee Stock
Purchase Plan, and any and all amendments (including post-effective amendments) and/or supplements to said
Form S-8, generally to do all such things in his name and behalf in his capacity as a director to enable
Advantage Leaning Systems, Inc. to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-8 and any and all amendments (including post-effective amendments) and/or supplements thereto.

     Dated this 26th day of May, 1998.


                                   /s/ Timothy P. Welch
                                   ------------------------
                                   Timothy P. Welch

             DIRECTOR'S POWER OF ATTORNEY

     The undersigned Director of Advantage Learning
Systems, Inc., a Wisconsin corporation, hereby constitutes and designates each of Michael H. Baum and Timothy Sherlock, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-8 of Advantage Learning Systems, Inc. relating to the Advantage Learning Systems, Inc. Employee Stock
Purchase Plan, and any and all amendments (including post-effective amendments) and/or supplements to said
Form S-8, generally to do all such things in his name and behalf in his capacity as a director to enable
Advantage Leaning Systems, Inc. to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-8 and any and all amendments (including post-effective amendments) and/or supplements thereto.

     Dated this 26th day of May, 1998.


                                   /s/ Michael H. Baum
                                   ---------------------
                                   Michael H. Baum